March 11, 2003

                       DREYFUS VARIABLE INVESTMENT FUND:
                     LIMITED TERM HIGH INCOME  PORTFOLIO

                          SUPPLEMENT TO PROSPECTUS
                               DATED MAY 1, 2002

     On March 10, 2003, the fund's Board of Trustees approved changing the portfolio's name and average effective maturity and duration limitations. Accordingly, as of March 11, 2003, the following information replaces and supersedes any contrary information contained in the portfolio's Prospectus:

     The portfolio's name is "Dreyfus Variable Investment Fund: Limited Term High Yield Portfolio."

     The portfolio attempts to manage interest rate risk by maintaining an average effective portfolio maturity of 5.5 years or less. The portfolio is not subject to any restrictions on duration.

                                                                       156s0303